UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 16, 2006
Date of Report (date of earliest event reported)

FEI COMPANY
(Exact name of Registrant as specified in its charter)

Oregon	000-22780	93-0621989
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

5350 NE Dawson Creek Drive
Hillsboro, OR 97124
(Address of principal executive offices)

(503) 726-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On August 16, 2006, the Compensation Committee of the Board of Directors of FEI Company approved a one-time bonus of $25,000 to William W. Lattin for additional work done as our lead independent director during the search for our new President and Chief Executive Officer. On the same date, the Compensation Committee also approved a one-time bonus of $100,000 to Raymond A. Link as compensation for the additional duties he took on as interim Chief Executive Officer of the company between April 2006 and August 2006. We described the fact that we expected to make such payments in a Current Report on Form 8-K that we filed with the Securities and Exchange Commission on April 3, 2006.

On August 17, 2006, the Board appointed James T. Richardson as Chairman of the Board, effective immediately. Mr. Richardson, who has served as an independent director of the company since 2003, was elected for an initial two-year term. In connection with the appointment of a Chairman, the company will no longer have a lead independent director. The Board also approved payment of cash compensation for the Chairman in the amount of $35,000 per year. This amount is in addition to the cash compensation and equity grants to non-employee directors described in our definitive Proxy Statement filed on Schedule 14A with the Commission on April 7, 2006.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws.

On August 17, 2006, the Board approved amended and restated bylaws for the company.

The amended bylaws modified Section 4.6 of the prior bylaws to require that the Chairman of the Board not be an officer of the company, provide that the Chairman be selected by and report to the Board and allow the Chairman to call meetings of the shareholders and the Board. In addition, the amended bylaws include modifications to Sections 1.2 and 2.4 to conform to the changes made to the role of the Chairman, and clarifying changes to Sections 1.11, 2.1 and 2.14.

The descriptions of the changes and the new provisions of the amended bylaws contained in this report are qualified in their entirety by reference to the full text of the amended bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws, as amended August 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ Bradley J. Thies
Bradley J. Thies
Vice President, General Counsel and Secretary

Date: August 22, 2006

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws, as amended August 17, 2006.